EXHIBIT 10.23

Memorandum of Understanding
May 26, 2005

Terms of Agreement between Richard H. Murray (RHM) and QI Systems Inc. (QI) and Matthew Yugovich (Matt)

Whereas:

•	QI has entered into an ADVERTISING AND PROMOTIONAL SERVICE AGREEMENT with Hobsen Lorenze Bowersock and Associates, 207 North Moss Road, Winter Springs, FL 32708

•	QI and Matt have requested RHM to provide 500,000 currently issued free-standing shares of QI to pay part of the fee for the above agreement

It is hereby agreed as follows:

•	RHM will arrange delivery of 500,000 unrestricted shares to QI for payment to Hobson, Lorenze, Bowersock and Associates

•	In return, QI agrees to issue RHM 812,500 restricted shares.

•	QI will be responsible for the tax consequence, if any, to RHM caused by the transfer of these shares

•	Parties hereto hereby agree to take all actions necessary to give effect to this agreement without delay

This memorandum is hereby agreed by the following:

By:

/s/ RICHARD H. MURRAY

Richard H. Murray

/s/ MATHEW YUGOVICH

Matthew Yugovich

/s/ STEVEN GARMAN

Steven Garman, President and CEO, QI Systems, Inc.